SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 8, 2013

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GEORGE FOREMAN ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Delaware	026585	54-1811721
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

100 N. Wilkes-Barre Blvd, 4th Floor, Wilkes-Barre, PA	18702
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (570) 822-6277

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountants

(a) On January 8, 2013, the Chief Financial Officer of George Foreman Enterprises, Inc. (the “Company”) received notice of the resignation of Madsen & Associates, CPA (“Madsen”), as its independent registered public accounting firm to audit the Company’s financial statements. This resignation is effective as of January 4, 2013.

Madsen’s reports to the financial statements of the Company for the years ended December 31, 2010, 2009 and 2008 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, with the exception of an explanatory paragraph in the reports related to the financial statements for the fiscal year ended December 31, 2008 and all subsequent interim periods through September 30, 2011 indicating substantial doubt about the Company’s ability to continue as a going concern and that the financial statements did not contain any adjustments that might result from the outcome of this uncertainty.

Furthermore, for the years ended December 31, 2010, 2009 and 2008 and the subsequent interim periods through January 4, 2013, the date of resignation, there were no disagreements with Madsen on any matter of accounting principles or practices, financial statements disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Madsen, would have caused Madsen to make reference to the matter of the disagreement(s) in connection with its reports to the Company’s financial statements for such years. During the years ended December 31, 2010, 2009 and 2008 and the subsequent interim period through January 4, 2013, there were no “reportable events” as such term is defined in Item 304 of Regulation S-B promulgated under the Securities Exchange Act of 1934 (“Item 304”).

This change in certifying accountant was not recommended or approved by the Audit Committee of the Company.

The Company has provided Madsen with a copy of this Form 8-K prior to its filing and has requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Madsen agrees with the above statements and, if not, stating the respects it does not agree. Madsen has furnished that letter, and a copy of it is attached as Exhibit 16.1 to this Form 8-K.

With it’s limited financial resources, the Company may not be able to appoint a new independent registered public accounting firm to audit its financial statement. The Company’s last filing with the Securities and Exchange Commission was the Form 10-Q for the period ended September 30, 2011.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On January 14, 2013, John Swatek, a Director and Senior Vice President of the Company resigned effective immediately. Mr. Swatek’s decision was not based on any disagreement with the Company.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

16.1	Letter from Madsen & Associates, CPA to the Securities and Exchange Commission, dated January 10, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, George Foreman Enterprises, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 14, 2013
GEORGE FOREMAN ENTERPRISES, INC.

	By:	/s/ Jeremy Anderson
Name: Jeremy Anderson Title: Chief Financial Officer